UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 16, 2012

DYAX CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-24537	04-3053198
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
55 Network Drive Burlington, MA 01803
(Address of Principal Executive Offices) (Zip Code)

(617) 225-2500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective October 16, 2012, the Board of Directors of Dyax Corp. ("Dyax" or the "Company") appointed Marc D. Kozin to serve on the Board of Directors. Mr. Kozin will serve in the class of directors whose terms expire at Dyax's 2013 Annual Meeting of Stockholders.

In addition, the Board has determined that Mr. Kozin will be an independent director as defined by applicable NASDAQ Stock Market standards governing the independence of directors.

Mr. Kozin will receive the standard compensation for outside directors of Dyax, including retainer fees for Board and committee service and stock options.

A press release announcing the appointment of Mr. Kozin as a director, as described above, is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits.

99.1	Press release of Dyax Corp. dated October 16, 2012 announcing the appointment of Mr. Kozin as a director.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYAX CORP.

Dated:	October 17, 2012	By:	/s/ George Migausky
George Migausky,
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description

99.1	Press release of Dyax Corp. dated October 16, 2012 announcing the appointment of Mr. Kozin as a director.

4